                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 29, 2005
                                                         -----------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

           Delaware                      333-127589           74-2440850
-------------------------------    ---------------------  ----------------------
        (State or other                 (Commission          (IRS Employer
        jurisdiction of                 File Number)       Identification No.)
        incorporation)


                 745 Seventh Avenue, 7th Floor
                      New York, New York                          10019
--------------------------------------------------------- ----------------------
           (Address of principal executive offices)              Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)






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         Item 8.01.  Other Events
                     ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "SEC") on March 15, 2005; SEC File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the SEC on November 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the SEC on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the SEC on May 10, 2005); and the Current Reports on Form 8-K filed with the SEC on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, December 5, 2005 and December
9, 2005 and the information deemed to be filed under Item 2.02 contained in Ambac Financial Group, Inc.'s Current Report on Form 8-K dated and filed on October 19, 2005, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into (i) this Current Report on Form 8-K, (ii) the registration statement (No. 333-127589), (iii) the prospectus and (iv) the prospectus supplement relating to Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N.









                                        2
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         Item 9.01.  Financial Statements and Exhibits
                     ---------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Not applicable.

         (d)    Exhibits:

                23 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation















                                        3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES
                                   CORPORATION


                                   By:    /s/ Michael C. Hitzmann
                                          -----------------------
                                   Name:  Michael C. Hitzmann
                                   Title: Vice President






Date: December 30, 2005




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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                     Description                           Page No.
-----------                     -----------                           --------

23                              Consent of KPMG LLP,                    6
                                Independent Registered
                                Public Accounting Firm
                                of Ambac Assurance
                                Corporation